UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2013

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive, Lisle Illinois 60532

(Address of Principal executive offices, including Zip Code)

(331) 332-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

8.25% Senior Notes due 2021

On March 27, 2013, Navistar International Corporation, a Delaware corporation (the “Company”) completed the sale (the “Offering”) of $300,000,000 aggregate principal amount of its 8.25% Senior Notes due 2021 (the “Notes”), pursuant to the terms of the underwriting agreement dated March 27, 2013 (the “Underwriting Agreement”) among the Company, Navistar, Inc., a Delaware corporation (the “Guarantor”), and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement contains customary representations, warranties and covenants. Under the terms of the Underwriting Agreement, the Company sold the Notes at a price equal to 99.75% of the principal amount thereof, plus accrued interest, if any, from November 1, 2012 to the closing date, and has agreed to indemnify the Underwriters against certain liabilities. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, respectively and is incorporated herein by reference.

The Notes were issued as additional notes pursuant to an indenture, dated October 28, 2009 (the “Indenture”), among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under which the Company previously issued $1 billion in aggregate principal amount of 8.25% senior notes due 2021 (the “Existing Senior Notes”), of which $900 million remained outstanding. The Notes will be treated together with the Existing Senior Notes as a single series of debt securities, and will have the same terms as and be fungible with the Existing Senior Notes. The Company used the net proceeds from the offering to repay a portion of its senior secured term loan facility in connection with its amendment of that facility. The Notes were offered at an original issue price of 101.25% plus accrued interest from November 1, 2012. The Indenture was previously filed as Exhibit 4.1 to Current Report on Form 8-K dated October 22, 2009 and filed October 28, 2009, Commission File Number
001-09618.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on
Form S-3 (Registration No. 333-187557) filed by the Company with the Securities and Exchange Commission on March 27, 2013.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

In connection with the Offering, Kirkland and Ellis LLP provided a legal opinion with respect to the enforceability of the Notes issued by the Company in the Offering.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement for 8.25% Senior Notes due 2021, dated as of March 27, 2013, among Navistar International Corporation, Navistar, Inc., as guarantor, and several Underwriters named therein.

5.1	Opinion of Kirkland & Ellis LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

/s/ Andrew J. Cederoth
Date: April 2, 2013	Name:	Andrew J. Cederoth
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement for 8.25% Senior Notes due 2021, dated as of March 27, 2013 among Navistar International Corporation, Navistar, Inc., as guarantor, and several Underwriters named therein.

Exhibit 5.1	Opinion of Kirkland & Ellis LLP.